J.P. MORGAN INCOME FUNDS

JPMorgan Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 16, 2012

to the Prospectuses dated July 1, 2012

Effective immediately, the following changes are made to the “Risk/Return Summary” section of the prospectuses for the JPMorgan Real Return Fund (the “Fund”).

On page 59 of the Fund’s Class A, Class C and Select Class Shares prospectus and on page 7 of the Fund’s Institutional Class Shares prospectus, the second and third paragraphs under “What are the Fund’s main investment strategies?” section of the “Risk/Return Summary” section are hereby deleted in their entirety and replaced with the following:

In addition to investments in TIPS, the Fund may invest in derivatives, which are instruments based on another instrument, exchange rate or index. The Fund may use futures contracts, options, price locks and swaps to provide inflation-protection, maintain interest rate, sector and yield curve exposure, to manage interest rate risk and duration, and to gain exposure to the TIPS markets. The Fund may also use such derivatives in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Although the Fund primarily uses TIPS to implement its principal strategy, the Fund may invest up to 15% of its total assets in non-dollar denominated inflation-linked debt securities issued or guaranteed by foreign governments and foreign governmental entities as part of its principal strategy. The Fund seeks to hedge its non-dollar investments back to the U.S. dollar, but may not always be able to do so.

On page 59 of the Fund’s Class A, Class C and Select Class Shares prospectus and on page 7 of the Fund’s Institutional Class Shares prospectus, the “TIPS Risk.” under “The Fund’s Main Investment Risks” section of the “Risk/Return Summary” section is hereby deleted in its entirety and replaced with the following:

TIPS and Inflation-Linked Securities Risk. TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of TIPS and other inflation-linked securities tend to decline when real interest rates increase. In addition, interest payments on inflation-linked securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

On page 59 of the Fund’s Class A, Class C and Select Class Shares prospectus and on page 7 of the Fund’s Institutional Class Shares prospectus, the “Credit Risk.” under “The Fund’s Main Investment Risks” section of the “Risk/Return Summary” section is hereby deleted in its entirety and the following “Foreign and Sovereign Debt Risk.” is added:

Foreign and Sovereign Debt Risk. Non-dollar denominated, inflation-linked securities issued or guaranteed by foreign governments or foreign governmental entities (which are a type of sovereign debt) are subject to additional risks including political and economic risks, civil conflicts and wars, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. There is a risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms. There is no legal process for collecting sovereign debts that are not

SUP-RRF-1112

paid nor are there bankruptcy proceedings through which all or part of the sovereign debt that has not been repaid may be collected. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

On page 76 of the Fund’s Class A, Class C and Select Class Shares prospectus and on page 11 of the Fund’s Institutional Class Shares prospectus, “Real Return Fund.” under “Additional Information About the Funds’ Investment Strategies” in the “More About the Funds” section is hereby deleted in its entirety and the following is added:

Real Return Fund

As part of its principal strategy, the Fund primarily invests in TIPS. Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the CPI-U. Although the Fund primarily uses TIPS to implement its principal strategy, the Fund may invest up to 15% of its total assets in non-dollar denominated inflation-linked debt securities issued or guaranteed by foreign governments and foreign governmental entities as part of its principal strategy. The Fund seeks to hedge its non-dollar investments back to the U.S. dollar, but may not always be able to do so. Although not currently part of its principal investment strategy, the Fund has the flexibility to invest in other inflation-linked debt securities and instruments issued by entities such as other agencies and instrumentalities of the U.S. government, corporations, and securities denominated in foreign currencies of emerging markets and may invest up to 10% of the Fund’s total assets in securities rated below investment grade (junk bonds) or the unrated equivalent. In addition, the Fund in the future may use non-inflation linked government bonds, global government securities, mortgage-backed securities such as stripped mortgage-backed securities including those structured as interest only and principal only securities, asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar-denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE